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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  January 19, 1994


                       UNITED TECHNOLOGIES CORPORATION
            (exact name of registrant as specified in its charter)



                   Delaware                   06-0570975
        (State or other jurisdiction of    (I.R.S. Employer
        incorporation or organization)    Identification No.)

         United Technologies Building, Hartford, Connecticut   06101
         (Address of principal executive offices, including Zip Code)

              Registrant's telephone number, including area code
                                (203) 728-7000



                                     N/A

        (Former name or former address, if changed since last report)





















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Item 5.Other Events

       On January 19, 1994, United Technologies Corporation (the
"Registrant") issued a press release announcing United Technologies Corporation plans a public stock offering of its automotive business.

       Reference is made to the press release filed as Exhibit 28 hereto. The information set forth in Exhibit 28 is hereby incorporated by reference herein.


Item 7.Financial Statements, Pro Forma Financial Information and Exhibits.

       The following is annexed as an Exhibit:



   Exhibit
    Number     Description

      28 Press release, dated January 19, 1994 announcing that United Technologies Corporation plans a public stock offering of its automotive business.





































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                                  SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               UNITED TECHNOLOGIES CORPORATION
                               (Registrant)




Date:  January 21, 1994        By: /s/ ______________
                                 William H. Trachsel
                                 Vice President and Secretary











































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                              INDEX TO EXHIBITS



  Exhibit    Exhibit
  Number     Description                                  Page

    28       Press release, dated January 19, 1994          1
             announcing that United Technologies
             Corporation plans a public stock offering of its automotive business.

















































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